   Duff & Phelps
   Utilities
   Tax-Free
   Income Inc.
------------------------------------------------------------
   Semi-Annual Report
   April 30, 2000

Letter to Shareholders

May 1, 2000

Dear Shareholder:

Fund Performance
Duff & Phelps Utilities Tax-Free Income Fund (DTF) continued to provide a very attractive level of tax-free income over the past six months ending
April 30, 2000.  On April 30, the stock closed at
$13.06. Our $.0775 cent monthly dividend translates to a tax-free yield of 7.12%. This attractive level of income continues to be generated by a high quality, well diversified investment portfolio.

DTF's net asset value total return for its one, three and five year periods is compared to its Lipper Leveraged Municipal Peer Group below:


                   ANNUALIZED TOTAL RETURN
                         (4/30/00)
                     One Year   Three Year   Five Year
DTF1                  -3.27%       4.56%        5.61%
Lipper Leveraged
Municipal Peer Group  -5.73        3.90         5.64

1Source Lipper Analytical Services, Inc. Total return of the Fund as calculated for the period ended April 30, 2000 is based on the net asset value and assumes the reinvestment of dividends and distributions. Shares of the Fund are traded on the NYSE. Past performance is no guarantee of future results.

The Fund's call protection and diversified sector holdings contributed to this strong relative performance over these periods. The Fund's diversification by market sector is shown below:

      FUND DIVERSIFICATION
      Market Sectors
      Electric Utilities       20%
      Pollution Control        17
      Water/Sewer Revenue      16
      Pre-Refunded Utilities   15
      Non-Utilities            32

As you will recall from previous reports, that while the Fund was not earning its dividend on a current basis, it still had retained earnings from previous years to support its above market dividend. Unfortunately, this level of retained earnings has depleted faster than expected due to the significant rise in the Fund's Remarketed
Preferred Stock (RP) dividend rate.
This rapid rise in the RP dividend rate has been in response to six interest rate increases by the Federal Reserve (Fed) over the past 12 months.
Like most Closed-End Municipal Bond funds that employ leverage, this increase in short-term interest rates has negatively impacted the Fund's earnings and its ability to support the current dividend. Under this current interest rate environment, the Fund is not able to earn the $.0775 monthly dividend. As such, on May 31, 2000, the Board of Directors reduced the dividend to $.0625 per month. Hopefully, the Fed's recent actions will be successful in reducing the economy's inflationary pressures allowing short-term interest rates to return to lower levels.
Your management team and the Board of Directors will continue to monitor this situation and keep you apprised.

General Economic Commentary
The bond market's volatility has continued into 2000 as short-term U.S. Treasury rates have increased significantly due to six interest rate increases (tightening) by the Fed as the U.S.
economy remains strong and inflation fears continue. Over the past 6 months ending April 30, 2000, 2-year U.S. Treasury rates have increased by 86 basis points while 5-year U.S. Treasury rates have risen by 57 basis points. Conversely, 30-year
U.S. Treasury rates declined during this period in response to the U.S. Treasury announcing plans in February to buyback up to $30 billion of longer-term U.S. Treasury debt with a portion of the growing federal budget surplus. This decline in longer-term rates associated with the Treasury buyback and rise in shorter-term rates associated with the Fed's interest rate increases caused the U.S. Treasury yield curve to invert during the first quarter. We expect the U.S. Treasury curve to remain inverted over the near term as the threat of further Fed tightenings should keep short-term yields high, while the Treasury buyback program should keep longer-dated Treasury yields below short-term yields.

The U.S. economy has set a post war record of nine
years of uninterrupted economic expansion.  The job
market remains tight, while signs of inflation have
begun to appear.  The national unemployment rate,
which ended the first quarter of 2000 at 3.9%, is
the lowest the country has seen in 30 years.
Inflation, as measured by the Consumer Price Index
(CPI), ended the first quarter at approximately
3.0%.  CPI has increased by more than 1% over the
last 12 months, and the Federal Reserve (Fed) has
responded by raising the Fed Funds rate six times
for a total of 1  3/4   %.  Despite the recent
tightening, the economy remains resilient as labor markets are tight and consumer spending is strong.
Labor markets are being stretched to capacity, which could force labor costs higher and put further pressure on prices. The willingness of consumers to borrow and spend is providing the economy the necessary fuel to stay healthy. We expect the Fed to remain vigilant to ensure that inflation does not overheat and disrupt the financial markets.

The Municipal Market and Your Fund
The municipal bond market underperformed the U.S.
Treasury market over the past twelve months due primarily to poor demand from institutional investors in the face of rising interest rates.
Municipal yields have risen by 70 basis points for 30-year bonds and over 100 basis points for shorter-term 5-year securities. Issuance of municipal bonds is down approximately 29% year-to-date, driven by refundings which are off 80% as higher interest rates have made it less economical for issuers to refinance older, higher cost debt.
As such, full year 2000 issuance is projected to be 20% lower than last year, which should bode well for the market. On the demand side, retail buying has picked up as municipal yields exceed 6%, while institutional buying, which includes mutual funds and insurance companies, has been poor. With yields on longer-term municipal bonds greater than yields of longer term U.S. Treasury bonds, municipals appear very attractive on a relative value basis.

Within the DTF Fund, we continue to emphasize higher quality issues, as the yield premium between higher quality bonds and lower quality bonds remains narrow by historical standards. The Fund currently has an average quality rating of AA/Aa with over 86% of its issues rated AA or higher.
Within the utility segment of the portfolio, the Fund is well diversified between electric utility, pollution control, and water/sewer issues. The electric utility sector continues to be an area of close focus due to the uncertainty surrounding electric deregulation and its ultimate impact on valuations. While numerous states have adopted various forms of electric utility deregulation, the federal government has been unable to pass a national deregulation plan despite extensive debate. As a result, the portfolio remains well diversified in an effort to minimize exposure to any one sector, with electric utility exposure currently at 20%, which historically is a low level of exposure for the DTF fund.

Outlook
As we move forward into the second half of 2000, factors that could drive the relative value of municipal bonds over the year include: the U.S.
inflation outlook and its impact on the U.S.
Treasury rates, additional Federal Reserve tightenings, legislative developments in the electric utility industry that could change the current tax laws for municipal utility bonds, and lastly, the amount of new municipal supply that the market will experience, especially in light of the significant decline in new issue supply the market has enjoyed through the first four months of 2000.
Finally, should the U.S. stock market continue to experience the same level of volatility and negative returns that it has experienced over the past few months, nervous investors could move money into tax-exempt issues, which could be positive for the market. In spite of these potential risks, we believe the municipal market represents good relative value at current levels.

We continue to appreciate your interest in the Duff
& Phelps Utilities Tax-Free Income Fund and look forward to being of continued service in the future.

Sincerely,

Francis E. Jeffries, CFA
Chairman of the Board
President and Chief Executive Officer

----------------------------------------------------------
DUFF & PHELPS UTILITIES
TAX-FREE INCOME INC.
Portfolio of Investments
April 30, 2000 (Unaudited)

----------------------------------------------------------
  Moody's     Principal
   Rating      Amount                                  Value
(Unaudited)     (000)          Description (a)        (Note 1)
----------------------------------------------------------
                          LONG-TERM INVESTMENTS--98.1%
                          Alabama--2.9%
                          Jefferson Cnty. Alabama
                            Swr. Rev. Capital
                            Impvt.
Aaa            $ 3,000    5.75%, 2/1/38, Ser. A,
                            F.G.I.C................ $  2,883,780
Aaa              3,000    5.125%, 2/1/29, Ser. A,
                            F.G.I.C................    2,613,030
                                                    ------------
                                                       5,496,810
                                                    ------------
                          California--16.0%
                          Foothill/Eastern Trans.
                            Corr. Agency California
                            Toll Road Rev.
Aaa              5,640(c) 6.00%, 1/1/34, Ser. A
                            Prerefunded 1/1/07
                            @$100..................    6,002,314
                          Fresno Swr. Rev.,
Aaa              3,030    6.00%, 9/1/09,
                            A.M.B.A.C..............    3,260,735
Aaa              2,000    6.25%, 9/1/14,
                            A.M.B.A.C..............    2,206,000
                          Pomona California Sngl.
                            Fam. Mtge. Rev.,
Aaa              2,705    7.375%, 8/1/10
                            Escrowed to maturity...    3,002,171
                          Riverside Cnty.
                            California Sngl. Fam.
                            Rev., Mtge. Backed
Aaa              2,500    7.80%, 5/1/21, Ser. A
                            Escrowed to maturity...    3,070,525
                          San Bernardino Cnty.
                            California Residential
                            Mtge. Rev.,
Aaa              7,840    9.60%, 9/1/15
                            Escrowed to maturity...   11,034,878
                          Santa Monica Waste Wtr.
                            Enterprise Rev.,
                            Hyperion Proj.,
A1               2,000(c) 6.70%, 1/1/22, Ser. A,
                            Prerefunded 1/1/02
                            @$102..................    2,105,520
                                                    ------------
                                                      30,682,143
                                                    ------------
                          Colorado--2.2%
                          Colorado Hsg. Fin. Auth.,
                            Sngl. Fam. Prog.,
Aa2              1,205    8.00%, 6/1/25............    1,259,298
Aa2                470    8.125%, 6/1/25...........      503,459
                          Colorado Springs Utils.
                            Rev.,
Aa2              2,300    6.50%, 11/15/15, Ser.
                            A......................    2,401,361
                                                    ------------
                                                       4,164,118
                                                    ------------
----------------------------------------------------------
  Moody's     Principal
   Rating      Amount                                  Value
(Unaudited)     (000)          Description (a)        (Note 1)
----------------------------------------------------------
                          Connecticut--1.7%
                          Connecticut St. Airport
                            Rev.
Aaa            $ 3,000    7.65%, 10/1/12,
                            F.G.I.C................ $  3,303,210
                                                    ------------
                          Delaware--1.9%
                          Delaware St., Econ. Dev.
                            Auth. Rev., Delmarva
                            Pwr. Ser. B
Aaa              3,500    6.75%, 5/1/19,
                            A.M.B.A.C..............    3,663,275
                                                    ------------
                          Florida--6.1%
                          Dade Cnty. Wtr. & Swr.
                            Sys. Rev.,
Aaa              3,000    5.25%, 10/1/26,
                            F.G.I.C................    2,725,560
                          Florida St. Bd. Ed. Cap.
                            Outlay, Pub. Ed.
Aa2              5,000    5.25%, 6/1/23, Ser. D....    4,569,200
                          St. Petersburg Florida
                            Pub. Utils. Rev.
Aaa              5,000    5.00%, 10/1/28, Ser. A,
                            F.S.A..................    4,328,350
                                                    ------------
                                                      11,623,110
                                                    ------------
                          Georgia--9.1%
                          Atlanta Georgia Wtr. &
                            Waste Rev.
Aaa              5,000    5.00%, 11/1/29, Ser. A,
                            F.G.I.C................    4,281,700
Aaa              1,500    5.00%, 11/1/38, Ser. A,
                            F.G.I.C................    1,256,250
                          GA Mun. Elec. Auth. Pwr.
                            Rev., Ser. Y,
Aaa              2,615    6.40%, 1/1/13,
                            A.M.B.A.C..............    2,856,548
                          GA Mun. Elec. Auth. Rev.,
                            Ser. X,
Aaa              2,750    6.50%, 1/1/20,
                            M.B.I.A................    2,997,665
Aaa              5,500    6.50%, 1/1/20,
                            A.M.B.A.C..............    5,995,330
                                                    ------------
                                                      17,387,493
                                                    ------------
                          Idaho--3.5%
                          Idaho Hsg. Agcy.,
                            Sngl. Fam. Mtge. Sr.,
Aa1              3,765    6.65%, 7/1/14, Ser. B....    3,826,821
Aaa              2,800    6.60%, 7/1/27, Ser. B....    2,834,244
                                                    ------------
                                                       6,661,065
                                                    ------------

                                          See Notes to Financial Statements.
                                       4

----------------------------------------------------------
  Moody's     Principal
   Rating      Amount                                  Value
(Unaudited)     (000)          Description (a)        (Note 1)
----------------------------------------------------------
                          Illinois--7.1%
                          Chicago Gas Supply Rev.,
                            (People's Gas, Lt. &
                            Coke Co.),
Aa3            $ 4,600    6.875%, 3/1/15........... $  4,816,936
                          Chicago Illinois
Aaa              4,000    6.25%, 1/1/11,
                            A.M.B.A.C..............    4,309,800
                          Chicago Illinois Sales
                            Tax Rev.,
Aaa              5,000    5.375%, 1/1/27,
                            F.G.I.C................    4,555,450
                                                    ------------
                                                      13,682,186
                                                    ------------
                          Indiana--2.7%
                          Indiana Mun. Pwr. Agcy.,
                            Pwr. Supply Sys. Rev.,
Aaa              5,000    6.00%, 1/1/13,
                            M.B.I.A................    5,258,250
                                                    ------------
                          Louisiana--0.7%
                          St. Charles Parish, Poll.
                            Ctrl. Rev.,
                            (Louisiana Pwr. & Lt.
                            Co.),
Aaa              1,250    7.00%, 12/1/22, F.S.A....    1,323,200
                                                    ------------
                          Massachusetts--3.0%
                          Massachusetts St., Wtr.
                            Res. Auth., Ser. A,
Aaa              5,330(c) 7.00%, 8/1/13, M.B.I.A.
                            Prerefunded 8/1/04
                            @$101 1/2..............    5,802,824
                                                    ------------
                          Nebraska--2.8%
                          Omaha Pub. Pwr. Dist.,
                            Elec. Rev.,
Aa2              2,500    6.15%, 2/1/12, Ser. B,
                            Escrowed to maturity...    2,638,150
Aa2              2,500    6.20%, 2/1/17, Ser. B,
                            Escrowed to maturity...    2,649,300
                                                    ------------
                                                       5,287,450
                                                    ------------
                          New York--8.9%
                          New York City Mun. Wtr.
                            Fin. Auth., Wtr. & Swr.
                            Sys. Rev.,
Aaa              3,760(c) 7.10%, 6/15/12
                            Prerefunded 6/15/01
                            @$101..................    3,902,203
                          New York St. Dorm. Auth.
                            Rev., Comsewogue Pub.
                            Lib. Insd.
Aaa              2,585    6.00%, 7/1/15,
                            M.B.I.A................    2,651,305
                          New York St. Energy
                            Research & Dev. Auth.
                            Facs. Rev.,
                            (Con Edison Co. of
                            N.Y.)
A1               4,000    7.125%, 12/1/29..........    4,306,960
                          New York St. Envir. Fac.
                            Corp. Poll. Ctrl. Rev.,
Aaa              5,000    6.90%, 11/15/15..........    5,385,550
                          Suffolk Cnty. New York
                            Ind. Dev. Agcy. Ind.
                            Dev. Rev.,
NR               1,000    5.50%, 1/1/23............      851,200
                                                    ------------
                                                      17,097,218
                                                    ------------
----------------------------------------------------------
  Moody's     Principal
   Rating      Amount                                  Value
(Unaudited)     (000)          Description (a)        (Note 1)
----------------------------------------------------------
                          Pennsylvania--1.6%
                          Montgomery Cnty. Ind.
                            Dev. Auth., Poll. Ctrl.
                            Rev., (Philadelphia
                            Elec. Co.),
Aaa            $ 3,000    6.70%, 12/1/21,
                            M.B.I.A................ $  3,129,090
                                                    ------------
                          Tennessee--1.7%
                          Tennessee Hsg. Dev.
                            Agcy.,
                            Mtge. Finance
A3               3,135    6.15%, 7/1/15, Ser. B,
                            M.B.I.A................    3,199,832
                                                    ------------
                          Texas--9.0%
                          Brazos River Auth., Poll.
                            Ctrl. Rev., (Texas
                            Utils. Elec.),
A3               8,000    7.875%, 3/1/21...........    8,290,000
                          Coastal Wtr. Auth. Texas
                            Cont. Rev., City Of
                            Houston Proj.,
Aaa              4,000    5.00%, 12/15/25,
                            F.S.A..................    3,451,520
                          Harris Cnty. Texas
                            Toll Road Sub. Lien
Aa1              1,650    7.00%, 8/15/10, Ser. A...    1,868,823
                          San Antonio Texas Elec. &
                            Gas Rev.
Aa1              4,000    5.00%, 2/1/18, Ser. A....    3,586,440
                                                    ------------
                                                      17,196,783
                                                    ------------
                          Virginia--1.8%
                          Henrico Cnty. Virginia
                            Wtr. & Swr. Rev.,
Aa2              3,985    5.00%, 5/1/28............    3,441,366
                                                    ------------
                          Washington--13.3%
                          Conservation & Renewable
                            Energy Sys.
                            Conservation Proj.
                            Rev.,
Aa1              2,600    6.875%, 10/1/11..........    2,793,284
                          Lewis Cnty. Pub. Utils.
                            Dist. No. 1, Cowlitz
                            Falls
                            Hydroelectric Proj.
                            Rev.,
Aaa              5,000(c) 7.00%, 10/1/22
                            Prerefunded 10/1/01
                            @$102..................    5,255,050
                          Snohomish Cnty., Pub.
                            Utils. Dist. No. 1
                            Elec. Rev.,
A1               1,500    6.90%, 1/1/06, Ser. A....    1,550,610
A1               8,000    5.80%, 1/1/24............    7,434,480

                                          See Notes to Financial Statements.
                                       5

----------------------------------------------------------
  Moody's     Principal
   Rating      Amount                                  Value
(Unaudited)     (000)          Description (a)        (Note 1)
----------------------------------------------------------
                          Washington St. Pub. Pwr.
                            Supply,
                            Nuclear Proj. No. 1
                            Rev.,
Aaa            $ 2,500(c) 6.875%, 7/1/17, Ser. A
                            Prerefunded 7/1/01
                            @$102.................. $  2,611,225
                          Nuclear Proj. No. 2 Rev.,
Aa1              2,400    6.00%, 7/1/07............    2,490,288
                          Nuclear Proj. No. 3 Rev.,
Aaa              2,170(c) 6.75%, 7/1/05, Ser. A
                            Prerefunded 7/1/01
                            @$102..................    2,262,702
Aaa              1,000(c) 6.50%, 7/1/18
                            Prerefunded 7/1/01
                            @$102..................    1,040,250
                                                    ------------
                                                      25,437,889
                                                    ------------
                          Wyoming--2.1%
                          Wyoming St. Farm Loan
                            Board
                            Capital Fac. Rev.,
AA-*             4,000    5.75%, 10/1/20...........    4,021,280
                                                    ------------
                          Total long-term
                            investments
                            (cost $181,899,293)....  187,858,592
                                                    ------------
                          SHORT-TERM INVESTMENTS--0.4%
                          California Poll. Ctrl.
                            Fin. Auth. Rev.,
                            So. Cal. Ed., Ser. B
VMIG1              300    6.15%, 5/1/00,
                            F.R.D.D................      300,000
                          Goldman Sachs Tax Exempt
                            Money Market Fund,
NR                 433    4.27%....................      432,674
                                                    ------------
                          Total short-term
                            investments
                            (cost $732,674; Note
                            3).....................      732,674
                                                    ------------
                          Total Investments--98.5%
                            (cost $182,631,967)....  188,591,266
                          Other assets in excess of
                            liabilities--1.5%......    2,821,075
                                                    ------------
                          Net Assets--100%.........  191,412,341
                                                    ------------
                                                    ------------

---------------
(a) The following abbreviations are used in portfolio descriptions:
  A.M.B.A.C.--American Municipal Bond Assurance Corporation.
    F.G.I.C.--Financial Guarantee Insurance Company.
    F.S.A.--Financial Security Assurance Inc.
    M.B.I.A.--Municipal Bond Insurance Association.
    F.R.D.D--Floating Rate Daily Demand Note(b).
(b) For purposes of amortized cost valuation, the maturity date of Floating Rate Demand Notes is considered to be the later of the next date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted.
(c) Prerefunded issues are secured by escrowed cash and/or direct U.S. guaranteed obligations.
* Standard & Poor's rating.
  NR--Not Rated by Moody's or Standard & Poor's.
----------------------------------------------------------
DUFF & PHELPS UTILITIES
TAX-FREE INCOME INC.
Statement of Assets and Liabilities
April 30, 2000 (Unaudited)
----------------------------------------------------------

Assets
Investments, at value (cost
  $182,631,967)........................   $188,591,266
Interest receivable....................      3,434,439
Receivable for investments sold........         25,841
                                          ------------
  Total assets.........................    192,051,546
                                          ------------
Liabilities
Bank overdraft.........................        269,198
Accrued expenses.......................        190,066
Advisory fee payable (Note 2)..........         73,648
Dividends payable......................         84,199
Administration fee payable (Note 2)....         22,094
                                          ------------
  Total liabilities....................        639,205
                                          ------------
Net Assets.............................   $191,412,341
                                          ------------
                                          ------------
Capital
Remarketed preferred stock ($.01 par
  value; 1,300
  preferred shares, issued and
  outstanding, liquidation preference
  $50,000 per share; Note 4)...........   $ 65,000,000
                                          ------------
Common stock at par ($.01 par value;
  600,000,000
  shares authorized and 8,507,456
  issued and outstanding)..............         85,075
Paid-in capital........................    120,408,778
Undistributed net investment income....        124,502
Accumulated net realized loss on
  investments..........................       (165,313)
Net unrealized appreciation on
  investments..........................      5,959,299
                                          ------------
  Net assets applicable to common stock
    (equivalent to $14.86 per share
    based on 8,507,456 shares
    outstanding).......................    126,412,341
                                          ------------
  Total capital (Net assets)...........   $191,412,341
                                          ------------
                                          ------------

See Notes to Financial Statements.        See Notes to Financial Statements.
                                       6

----------------------------------------------------------
DUFF & PHELPS UTILITIES
TAX-FREE INCOME INC.
Statement of Operations
Six Months Ended April 30, 2000 (Unaudited)
----------------------------------------------------------

Net Investment Income
Income
  Interest...............................   $5,668,578
                                            ----------
Expenses
  Investment advisory fee................      479,903
  Administration fee.....................      143,971
  Remarketing expense....................       81,000
  Directors' fees and expenses...........       62,000
  Custodian's fees and expenses..........       30,000
  Audit fee and expenses.................       21,000
  Reports to shareholders................       19,000
  Legal fees and expenses................       13,000
  Transfer agent's fees and expenses.....       11,000
  Registration expenses..................        8,000
  Miscellaneous..........................        3,605
                                            ----------
    Total expenses.......................      872,479
                                            ----------
Net investment income....................    4,796,099
                                            ----------
Realized and Unrealized Gain (Loss)
on Investments
Net realized gain on investment
  transactions...........................       71,849
Net change in unrealized depreciation on
  investments............................     (434,814)
                                            ----------
Net realized and unrealized loss on
  investments............................     (362,965)
                                            ----------
Net Increase in Net Assets
Resulting from Operations................   $4,433,134
                                            ----------
                                            ----------

----------------------------------------------------------
DUFF & PHELPS UTILITIES
TAX-FREE INCOME INC.
Statement of Changes
In Net Assets
(Unaudited)
----------------------------------------------------------

                                Six Months
                                  Ended        Year Ended
Increase (Decrease)             April 30,     October 31,
in Net Assets                      2000           1999
                               ------------   ------------
Operations:
  Net investment income......     4,796,099   $  9,666,246
  Net realized gain (loss) on
    investment
    transactions.............        71,849       (123,315)
  Net change in unrealized
    depreciation of
    investments..............      (434,814)   (13,390,205)
                               ------------   ------------
  Net increase (decrease) in
    net assets resulting from
    operations...............     4,433,134     (3,847,274)
Dividends and distributions:
  Dividends to common
    shareholders from net
    investment income........    (3,955,967)    (8,157,027)
  Dividends to preferred
    shareholders from net
    investment income........    (1,303,822)    (2,110,264)
Capital share transactions
  (Note 4):
  Value of Fund shares issued
    to shareholders in
    reinvestment of
    dividends................       --             888,334
                               ------------   ------------
Total decrease...............      (826,655)   (13,226,231)
Net Assets
Beginning of period..........   192,238,996    205,465,227
                               ------------   ------------
End of period(a).............  $191,412,341   $192,238,996
                               ------------   ------------
                               ------------   ------------

---------------
(a) Includes $65,000,000 in preferred stock.
See Notes to Financial Statements.        See Notes to Financial Statements.
                                       7

--------------------------------------------------------------------------------
DUFF & PHELPS UTILITIES TAX-FREE INCOME INC.
Financial Highlights
(Unaudited)
--------------------------------------------------------------------------------

                                                    Six Months
                                                      Ended                           Year Ended October 31,
PER SHARE OPERATING PERFORMANCE OF COMMON           April 30,      ------------------------------------------------------------
SHAREHOLDERS:                                          2000          1999         1998         1997         1996         1995
                                                    ----------     --------     --------     --------     --------     --------
Net asset value, beginning of period.............    $   14.96     $  16.62     $  16.28     $  15.84     $  15.90     $  14.23
                                                    ----------     --------     --------     --------     --------     --------
  Net investment income(d).......................          .56         1.14         1.17         1.18         1.21         1.24
  Net realized and unrealized gain (loss) on
  investments(d).................................         (.05)       (1.59)         .41          .50           --         1.70
                                                    ----------     --------     --------     --------     --------     --------
Net increase (decrease) from investment
  operations.....................................          .51         (.45)        1.58         1.68         1.21         2.94
                                                    ----------     --------     --------     --------     --------     --------
Dividends from net investment income to:
  Preferred shareholders.........................         (.15)        (.25)        (.28)        (.28)        (.27)        (.31)
                                                    ----------     --------     --------     --------     --------     --------
  Common shareholders............................         (.46)        (.96)(e)     (.96)        (.96)        (.96)        (.96)
                                                    ----------     --------     --------     --------     --------     --------
Distributions from net realized gains to:
  Preferred shareholders.........................           --           --           --           --         (.01)          --
                                                    ----------     --------     --------     --------     --------     --------
  Common shareholders............................           --           --           --           --         (.03)          --
                                                    ----------     --------     --------     --------     --------     --------
Net asset value, end of period(a)................    $   14.86     $  14.96     $  16.62     $  16.28     $  15.84     $  15.90
                                                    ----------     --------     --------     --------     --------     --------
Per share market value, end of period(a).........    $   13.06     $  14.13     $  17.31     $  16.00     $  15.13     $  14.38
                                                    ----------     --------     --------     --------     --------     --------
TOTAL INVESTMENT RETURN OF COMMON
SHAREHOLDERS(b)..................................        (4.21)%     (13.34)%      11.41%       12.42%       12.19%       16.05%
RATIOS TO AVERAGE NET ASSETS OF COMMON
SHAREHOLDERS:(c)
Operating expenses...............................         1.39%(f)     1.39%        1.34%        1.35%        1.35%        1.37%
Net investment income............................         7.62%(f)     7.10%        7.18%        7.46%        7.69%        8.15%
SUPPLEMENTAL DATA:
Average net assets of common shareholders
  (000)..........................................    $ 126,575     $136,111     $137,680     $133,055     $132,361     $127,112
Portfolio turnover rate..........................           10%           6%           0%           5%          10%          66%
Net assets of common shareholders, end of year
  (000)..........................................    $ 126,412     $127,239     $140,465     $136,817     $132,678     $133,124
Asset coverage per share of preferred stock, end
  of period......................................    $ 147,240     $147,876     $158,050     $155,243     $152,126     $152,403
Preferred stock outstanding (000)................    $  65,000     $ 65,000     $ 65,000     $ 65,000     $ 65,000     $ 65,000

---------------
(a) NAV and market value are published in The Wall Street Journal each Monday.
(b) Total investment return is calculated assuming a purchase of common stock at the current market value on the first day and a sale at the current market value on the last day of each period reported. Dividends are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Brokerage commissions are not reflected. Total return for periods of less than a full year are not annualized.
(c) Ratios calculated on the basis of income and expenses applicable to both the common and preferred shares relative to the average net assets of common shareholders. Ratios do not reflect the effect of dividend payments to preferred shareholders.
(d) Calculated based upon weighted average shares outstanding during the period.
(e) The unrounded amount is $0.955.
(f) Annualized.
See Notes to Financial Statements.
                                       8

----------------------------------------------------------
DUFF & PHELPS UTILITIES
TAX-FREE INCOME INC.
Notes to Financial Statements
(Unaudited)
----------------------------------------------------------
   Duff & Phelps Utilities Tax-Free Income Inc. (the 'Fund') was organized in Maryland on September 24, 1991 as a diversified, closed-end management investment company. The Fund had no operations until November 20, 1991 when it sold 8,000 shares of common stock for $112,400 to Duff & Phelps Corporation. Investment operations commenced on November 29, 1991.
   The Fund's investment objective is current income exempt from regular federal income tax consistent with preservation of capital. The Fund will seek to achieve its investment objective by investing primarily in a diversified portfolio of investment grade tax-exempt utility obligations. The ability of the issuers of the securities held by the Fund to meet their obligations may be affected by economic developments in a specific state, industry or region.

Note 1. Significant           The following is a summary of
Accounting Policies           significant accounting policies
                              followed by the Fund in the preparation of its
financial statements.
Securities Valuation: The Fund values its fixed income securities by using market quotations, prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established by the Board of Directors of the Fund. The relative liquidity of some securities in the Fund's portfolio may adversely affect the ability of the Fund to accurately value such securities. Any securities or other assets for which such current market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Fund's Board of Directors.
   Debt securities having a remaining maturity of 60 days or less when purchased and debt securities originally purchased with maturities in excess of 60 days but which currently have maturities of 60 days or less are valued at cost adjusted for amortization of premiums and accretion of discounts.
Securities Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of securities are calculated on the identified cost basis. Interest income is recorded on the accrual basis. The Fund amortizes premiums and accretes original issue discount on securities using the effective interest method.
Federal Income Taxes: It is the Fund's intention to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute sufficient net income to shareholders to qualify as a regulated investment company. For this reason, no federal income tax provision is required.
Dividends and Distributions: The Fund will declare and pay dividends to common shareholders monthly from net investment income. Net long-term capital gains, if any, in excess of loss carryforwards are expected to be distributed annually. The Fund will make a determination at the end of its fiscal year as to whether to retain or distribute such gains. Dividends and distributions are recorded on the ex-dividend date. Dividends to preferred shareholders are accrued on a weekly basis and are determined as described in Note 4.
   Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from investment income and capital gains recorded in accordance with generally accepted accounting principles.
Use of Estimates: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Note 2. Agreements            The Fund has an Advisory
                              Agreement with Duff & Phelps Investment Management
Co. (the 'Adviser'), a subsidiary of Phoenix Duff & Phelps Corporation, and an Administration Agreement with Prudential Investments Fund Management LLC ('PIFM'), a wholly owned subsidiary of The Prudential Insurance Company of America.
   The investment fee paid to the Adviser is computed weekly and payable monthly at an annual rate of .50% of the Fund's average weekly managed assets. The administration fee paid to PIFM is also computed weekly and payable monthly at an annual rate of .15% of the Fund's average weekly managed assets.
   Pursuant to the agreements, the Adviser provides continuous supervision of the investment portfolio and pays the compensation of officers of the Fund who are affiliated persons of the Adviser. PIFM pays occupancy and certain clerical and
                                       9
accounting costs of the Fund. The Fund bears all other costs and expenses.

Note 3. Portfolio             Purchases and sales of invest-
Securities                    ment securities, other than
                              short-term investments, for the six months ended
April 30, 2000 aggregated $18,656,644 and $17,822,500, respectively.
   The Federal income tax basis of the Fund's investments at April 30, 2000 was substantially the same as the basis for financial reporting and, accordingly, net unrealized appreciation for federal income tax purposes was $5,959,299 (gross unrealized appreciation--$7,657,388; gross unrealized depreciation--$1,698,089).
   The Fund had a capital loss carryforward as of October 31, 1999 of approximately $237,200, of which $113,800 expires in 2006 and $123,400 expires in 2007. Accordingly, no capital gains distribution is expected to be paid to shareholders until net realized gains have been realized in excess of such amounts.

Note 4. Capital               There are 600 million shares
                              of $.01 par value common stock authorized.
   During the six months ended April 30, 2000 the Fund did not issue any common shares in connection with the reinvestment of dividends. For the year ended October 31, 1999 the Fund issued 54,970 common shares in connection with the reinvestment of dividends.
   The Fund's Articles of Incorporation authorize the issuance of Remarketed Preferred Stock ('RP'). Accordingly, the Fund issued 1,300 shares of RP on February 4, 1992. The RP has a liquidation value of $50,000 per share plus any accumulated but unpaid dividends.
   Dividends on shares of RP are cumulative from their date of original issue and payable on each dividend payment date. Dividend rates ranged from 3.44% to 5.50% during the six months ended April 30, 2000.
   Under the Investment Company Act of 1940, the Fund may not declare dividends or make other distributions on shares of common stock or purchase any such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding preferred stock would be less than 200%.
   The RP is redeemable at the option of the Fund, in whole or in part, on any dividend payment date at $50,000 per share plus any accumulated or unpaid dividends whether or not declared. The RP is also subject to a mandatory redemption at $50,000 per share plus any accumulated or unpaid dividends, whether or not declared, if certain requirements relating to the composition of the assets and liabilities of the Fund as set forth in the Articles of Incorporation are not satisfied.
   The holders of RP have voting rights equal to the holders of common stock (one vote per share) and will vote together with holders of shares of common stock as a single class. However, holders of RP are also entitled to elect two of the Fund's directors. In addition, the Investment Company Act of 1940 requires that along with approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding preferred shares, voting separately as a class would be required to (a) adopt any plan of reorganization that would adversely affect the preferred shares, and (b) take any action requiring a vote of security holders, including, among other things, changes in the Fund's subclassification as a closed-end investment company or changes in its fundamental investment restrictions.

Note 5. Dividends             Subsequent to April 30, 2000,
                              dividends declared and paid on preferred shares
totalled $237,354. On May 1, 2000, the Board of Directors of the Fund declared a dividend of $.0775 per common share payable on May 31, to common shareholders of record on May 15. On May 31, 2000, the Board of Directors approved a dividend of $.0625 per common share to be declared on June 1, 2000 payable on June 30, to common shareholders of record on June 15.
                                       10

--------------------------------------------------------------------------------
OTHER INFORMATION (Unaudited)
--------------------------------------------------------------------------------
   Pursuant to certain rules of the Securities and Exchange Commission the following additional disclosure is required.
   Pursuant to the Fund's Dividend Reinvestment Plan (the 'Plan'), common shareholders may elect to have all distributions of dividends and capital gains automatically reinvested by State Street Bank & Trust Company (the 'Plan Agent') in shares of common stock of the Fund ('Fund Shares') pursuant to the Plan; provided that such election is subject to the power of the Board of Directors to declare capital gains distributions in the form of stock (if such a declaration is made by the Board of Directors, all shareholders who do not elect to receive cash will receive the distribution in the form of stock whether or not they elect to participate in the Plan). Common shareholders who do not participate in the Plan will receive all distributions in cash (except as described above) paid by check in United States dollars mailed directly to the shareholder of record (or if the shares are held in street or other nominee name, then to the nominee) by the Custodian, as dividend disbursing agent. Common shareholders who wish to participate in the Plan should contact the Fund at P.O. Box 8200, Boston, Massachusetts, 02266 or call toll free (800) 451-6788.
   The Plan Agent serves as agent for the common shareholders in administering the Plan. After the Fund declares a dividend or determines to make a capital gain distribution, if (1) the market price is lower than net asset value, the participants in the Plan will receive the equivalent in Fund Shares valued at the market price determined as of the time of purchase (generally, the payment date of the dividend or distribution); or if (2) the market price of Fund Shares on the payment date of the dividend or distribution is equal to or exceeds their net asset value, participants will be issued Fund Shares at the higher of net asset value or 95% of the market price. This discount reflects savings in underwriting and other costs that the Fund otherwise will be required to incur to raise additional capital. If net asset value exceeds the market price of Fund Shares on the payment date or the Fund declares a dividend or other distribution payable only in cash (i.e., if the board of directors precludes reinvestment in Fund Shares for that purpose), the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Fund Shares in the open market, on the New York Stock Exchange, other national securities exchanges on which the Fund's common stock is listed or elsewhere, for the participants' accounts. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of a Fund Share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of Fund Shares, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. The Fund will not issue shares under the Plan below net asset value.
   Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent and will receive certificates for whole Fund Shares and a cash payment will be made for any fraction of a Fund Share.
   There is no charge to participants for reinvesting dividends or capital gain distributions, except for certain brokerage commissions, as described below. The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Fund. There will be no brokerage commissions charged with respect to shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions.
   Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all shareholders of the Fund at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent upon at least 90 days written notice to all common shareholders of the Fund. All correspondence concerning the Plan should be directed to the Fund at the address on the front of this report.
   The Plan has been amended to permit Plan participants periodically to purchase additional common shares through the Plan by delivering to the Plan Agent a check for at least $100, but not more than $5,000, in any month. The Plan Agent will use the funds to purchase shares in the open market or in private transactions as described above with respect to reinvestment of dividends and distributions. This amendment to the Plan was approved by the Board on May 27, 1998 and is effective September 1, 1998. Thereafter, purchases made pursuant to the Plan will be made commencing at the time of the first dividend or distribution payment following the second business day after receipt of the funds for additional purchases, and may be aggregated with
                                       11
purchases of shares for reinvestment of the dividends and distributions. Shares will be allocated to the accounts of participants purchasing additional shares at the average price per share, plus a service charge imposed by the Plan Agent and brokerage commissions (or equivalent purchase costs) paid by the Plan Agent for all shares purchased by it, including for reinvestment of dividends and distributions. Checks drawn on a foreign bank are subject to collection and collection fees, and will be invested at the time of the next distribution after funds are collected by the Plan Agent.
   The Plan Agent will make every effort to invest funds promptly, and in no event more than 30 days after the Plan Agent receives a dividend or distribution, except where postponement is deemed necessary to comply with applicable provisions of the federal securities laws.
   Funds sent to the Plan Agent for voluntary additional share investment may be recalled by the participant by written notice received by the Plan Agent not later than two business days before the next distribution payment date. If for any reason a regular monthly distribution is not paid by the Fund, funds for voluntary additional share investment will be returned to the participant, unless the participant specifically directs that they continue to be held by the Plan Agent for subsequent investment.

-------------------------------------------------------------------
            Directors
            Francis E. Jeffries, Chairman
            E. Virgil Conway
            William W. Crawford
            William N. Georgeson
            Philip R. McLoughlin
            Everett L. Morris
            Eileen A. Moran
            Richard A. Pavia
            Harry Dalzell-Payne

            Officers
            Francis E. Jeffries, President & Chief Executive
              Officer
            James D. Wehr, Vice President & Chief Investment
              Officer
            Timothy M. Heaney, Vice President
            Nancy Engberg, Secretary, Vice President & Counsel
            James W. Rosenberger, Treasurer & Assistant
              Secretary

            Investment Adviser
            Duff & Phelps Investment Management Co.
            55 East Monroe Street
            Suite 3600
            Chicago, IL 60603
            (312) 368-5500

            Administrator
            Prudential Investments Fund Management LLC
            Gateway Center Three
            100 Mulberry Street
            Newark, NJ 07102-4077
            Call toll free (800) 225-1852

            Custodian and Transfer Agent
            State Street Bank and Trust Company
            One Heritage Drive
            North Quincy, MA 02171
            Call toll free (800) 451-6788

            Independent Auditors
            Ernst & Young LLP
            233 South Wacker Drive
            Chicago, IL 60606

            Legal Counsel
            Skadden, Arps, Slate, Meagher & Flom (Illinois)
            333 West Wacker Drive
            Chicago, IL 60606

              The accompanying financial statements as of April 30, 2000 were not audited and accordingly, no opinion is expressed on them.

              This report is for stockholder information. This is not a
            prospectus intended for use in the purchase or sale of Fund shares.

            264325101